Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
1100 Space Park Holding Company LLC	Delaware
1100 Space Park LLC	Delaware
150 South First Street, LLC	Delaware
1500 Space Park Holdings, LLC	Delaware
1500 Space Park Partners, LLC	Delaware
1525 Comstock Partners, LLC	California
1550 Space Park Partners, LLC	Delaware
200 Paul Holding Company, LLC	Delaware
200 Paul, LLC	Delaware
2001 Sixth Holdings LLC	Delaware
2001 Sixth LLC	Delaware
2020 Fifth Avenue LLC	Delaware
2045-2055 LaFayette Street, LLC	Delaware
2334 Lundy Holding Company LLC	Delaware
2334 Lundy LLC	Delaware
651 Walsh Partners, LLC	Delaware
Alshain Ventures LLC	Delaware
Ascenty Cayman Holding Ltd	Cayman Islands
Ascenty Chile SpA	Chile
Ascenty Colombia S.A.S.	Colombia
Ascenty Data Centers e Telecomunicoes S.A.	Brazil
Ascenty Holding Brasil S.A.	Brazil
Ascenty Latam Holding Ltd	United Kingdom (England and Wales)
Ascenty Mexico, S. de R.L. de C.V.	Mexico
Ascenty U.S. Holding, LLC	Delaware
Ashburn Corporate Center Owners Association, Inc.	Virginia
Ashburn Corporate Center Phase I Unit Owners Association	Virginia
BAM DLR Chennai Private Limited	India
BAM DLR Data Center Services Private Limited	India
Beaver Ventures LLC	Delaware
Blue Sling ACC 10, LLC	Delaware
Blue Sling ACC 2, LLC	Delaware
Blue Sling ACC 9, LLC	Delaware
Blue Sling Ventures, LLC	Delaware
BNY-Somerset NJ, LLC	Delaware
Collins Technology Park Partners, LLC	Delaware
Colo Properties Atlanta, LLC	Delaware
Cosmic Ventures LLC	Delaware
DBT, LLC	Maryland
Devin Shafron E and F Land Condominium Owners Association, Inc.	Virginia
DF Property Manangement LLC	Delaware
DFT Canada LP LLC	Delaware
DFT Moose GP LLC	Delaware
Digital - Bryan Street Partnership, L.P.	Texas
Digital 113 N. Myers, LLC	Delaware
Digital 1201 Comstock, LLC	Delaware
Digital 1231 Comstock, LLC	Delaware
Digital 125 N. Myers, LLC	Delaware
Digital 128 First Avenue, LLC	Delaware
Digital 1350 Duane, LLC	Delaware
Digital 1500 Space Park Borrower, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital 1500 Space Park, LLC	Delaware
Digital 1550 Space Park, LLC	Delaware
Digital 1725 Comstock, LLC	Delaware
Digital 2020 Fifth Avenue Investor, LLC	Delaware
Digital 2121 South Price, LLC	Delaware
Digital 2260 East El Segundo, LLC	Delaware
Digital 3011 Lafayette, LLC	Delaware
Digital 365 Main, LLC	Delaware
Digital 3825 NW Aloclek Place, LLC	Delaware
Digital 55 Middlesex, LLC	Delaware
Digital 60 & 80 Merritt, LLC	Delaware
Digital 717 GP, LLC	Delaware
Digital 717 Leonard, L.P.	Texas
Digital 717 LP, LLC	Delaware
Digital 720 2nd, LLC	Delaware
Digital 89th Place, LLC	Delaware
Digital Africa JV B.V.	Netherlands
Digital Akard, LLC	Delaware
Digital Alfred, LLC	Delaware
Digital Aquila, LLC	Delaware
Digital Ashburn CS, LLC	Delaware
Digital Asia, LLC	Delaware
Digital Australia Finco Pty Ltd	Australia
Digital Australia Investment Management Pty Limited	Australia
Digital BH 800 Holdco, LLC	Delaware
Digital BH 800 M, LLC	Delaware
Digital BH 800, LLC	Delaware
Digital Cabot, LLC	Delaware
Digital Chelsea, LLC	Delaware
Digital China, LLC	Delaware
Digital Collins Technology Park Investor, LLC	Delaware
Digital Commerce Boulevard, LLC	Delaware
Digital Connect, LLC	Delaware
Digital Core REIT	Singapore
Digital Core REIT Management Pte. Ltd.	Singapore
Digital CR Singapore 1 Pte. Ltd.	Singapore
Digital CR Singapore 2 Pte. Ltd.	Singapore
Digital CR Singapore 3 Pte. Ltd.	Singapore
Digital CR Singapore Holding, LLC	Delaware
Digital CR Singapore Investor, LLC	Delaware
Digital CR US Employer, LLC	Delaware
Digital CR US REIT, Inc.	Maryland
Digital Crawley 1 Limited	Jersey
Digital Crawley 2 Limited	Jersey
Digital Crawley 3 Limited	Jersey
Digital Deer Park 2, LLC	Delaware
Digital Deer Park 3, LLC	Delaware
Digital Devin Shafron B, LLC	Delaware
Digital Devin Shafron D, LLC	Delaware
Digital Doug Davis, LLC	Delaware
Digital DSE Investor, LLC	Delaware
Digital DSE Manager, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital Dutch Finco B.V.	Netherlands
Digital Erskine Park 2, LLC	Delaware
Digital Erskine Park 3, LLC	Delaware
Digital Erskine Park 4, LLC	Delaware
Digital Euro Finco GP, LLC	Delaware
Digital Euro Finco Partner Limited	British Virgin Islands
Digital Euro Finco, L.P.	United Kingdom (Scotland)
Digital Euro Finco, LLC	Delaware
Digital Federal Systems, LLC	Delaware
Digital Filigree, LLC	Delaware
Digital Frankfurt 2 B.V.	Netherlands
Digital Frankfurt GmbH	Germany
Digital Front, LLC	Delaware
Digital Fullerton, LLC	Delaware
Digital Garland, LLC	Delaware
Digital Germany Cheetah GmbH	Germany
Digital Germany Holding, LLC	Delaware
Digital Gough, LLC	Delaware
Digital Grand Avenue 2, LLC	Delaware
Digital Grand Avenue 3, LLC	Delaware
Digital Grand Avenue, LLC	Delaware
Digital Greenfield B.V.	Netherlands
Digital Greenspoint, L.P.	Texas
Digital Greenspoint, LLC	Delaware
Digital HK JV Holding Limited	British Virgin Islands
Digital HK Kin Chuen Ltd.	Hong Kong
Digital Hong Kong, LLC	Delaware
Digital Hoofddorp 2 B.V.	Netherlands
Digital Hoofddorp B.V.	Netherlands
Digital Horsley Park, LLC	Delaware
Digital India, LLC	Delaware
Digital Indonesia Holding Pte. Ltd.	Singapore
Digital InterXion Holding, LLC	Delaware
Digital Intrepid Holding B.V.	Netherlands
Digital Investment Management Pte. Ltd.	Singapore
Digital Investments EMEA, LLC	Delaware
Digital Investments Holding, LLC	Delaware
Digital Japan 1 Pte. Ltd.	Singapore
Digital Japan 2 Pte. Ltd.	Singapore
Digital Japan Holding Pte. Ltd.	Singapore
Digital Japan Investment Management GK	Japan
Digital Japan, LLC	Delaware
Digital Jubilee, LLC	Delaware
Digital Korea, LLC	Delaware
Digital Lafayette 2 JV, LLC	Delaware
Digital Lafayette 2, LLC	Delaware
Digital Lafayette Chantilly, LLC	Delaware
Digital Lafayette, LLC	Delaware
Digital Lakeside 2, LLC	Delaware
Digital Lakeside 3, LLC	Delaware
Digital Lakeside Holdings, LLC	Delaware
Digital Lakeside, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital Les Ulis Holding SAS	France
Digital Les Ulis SNC	France
Digital Lewisville, LLC	Delaware
Digital London Limited	United Kingdom (England and Wales)
Digital Loudoun 3, LLC	Delaware
Digital Loudoun II, LLC	Delaware
Digital Loudoun IV, LLC	Delaware
Digital Loudoun Parkway Center North, LLC	Delaware
Digital Luxembourg II S.à r.l.	Luxembourg
Digital Luxembourg III Limited	Jersey
Digital Macquarie Park, LLC	Delaware
Digital Midway GP, LLC	Delaware
Digital Midway, L.P.	Texas
Digital Moran Holdings, LLC	Delaware
Digital MP, LLC	Delaware
Digital Nash JV, LLC	Delaware
Digital Nash, LLC	Delaware
Digital Netherlands 11 B.V.	Netherlands
Digital Netherlands 12 B.V.	Netherlands
Digital Netherlands 13 B.V.	Netherlands
Digital Netherlands Holding B.V.	Netherlands
Digital Netherlands I B.V.	Netherlands
Digital Netherlands III (Dublin) B.V.	Netherlands
Digital Netherlands IV B.V.	Netherlands
Digital Netherlands IV Holdings B.V.	Netherlands
Digital Netherlands VII B.V.	Netherlands
Digital Netherlands VIII B.V.	Netherlands
Digital Network Services, LLC	Delaware
Digital Northlake, LLC	Delaware
Digital Norwood Park 2, LLC	Delaware
Digital Nova Investor, LLC	Delaware
Digital Nova Manager, LLC	Delaware
Digital Osaka 1 TMK	Japan
Digital Osaka 2 TMK	Japan
Digital Osaka 3 TMK	Japan
Digital Osaka 4 TMK	Japan
Digital Osaka 5 TMK	Japan
Digital Phoenix Van Buren, LLC	Delaware
Digital Piscataway, LLC	Delaware
Digital Porpoise JV, LLC	Delaware
Digital Porpoise, LLC	Delaware
Digital Printers Square, LLC	Delaware
Digital Quill JV, LLC	Delaware
Digital Realty (Blanchardstown) Limited	Ireland
Digital Realty (Management Company) Limited	Ireland
Digital Realty (Redhill) Limited	Jersey
Digital Realty (UK) Limited	United Kingdom (England and Wales)
Digital Realty Canada, Inc.	British Columbia
Digital Realty Consulting Shanghai Limited	China
Digital Realty Core Properties 1 Investor, LLC	Delaware
Digital Realty Core Properties 1 Manager, LLC	Delaware
Digital Realty Core Properties 2 Investor, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital Realty Core Properties 2 Manager, LLC	Delaware
Digital Realty Datafirm 2, LLC	Delaware
Digital Realty Datafirm, LLC	Delaware
Digital Realty Germany GmbH	Germany
Digital Realty Holdings US, LLC	Delaware
Digital Realty Korea Ltd.	Korea, South
Digital Realty Management France SARL	France
Digital Realty Management Services, LLC	Delaware
Digital Realty Mauritius Holdings Limited	Mauritius
Digital Realty Netherlands B.V.	Netherlands
Digital Realty Property Manager, LLC	Delaware
Digital Realty Trust, LLC	Delaware
Digital Relocation Drive, LLC	Delaware
Digital Savvis HK Holding 1 Limited	British Virgin Islands
Digital Savvis HK JV Limited	British Virgin Islands
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
Digital Second Manassas 2, LLC	Delaware
Digital Second Manassas, LLC	Delaware
Digital Seoul 2 Ltd.	Korea, South
Digital Seoul No. 1 PIA Professional Investors Private Real Estate Investment LLC	Korea, South
Digital Services Hong Kong Limited	Hong Kong
Digital Services Phoenix, LLC	Delaware
Digital Services, Inc.	Maryland
Digital Sierra Insurance Limited	Nevada
Digital Singapore 1 Pte. Ltd.	Singapore
Digital Singapore 2 Pte. Ltd.	Singapore
Digital Singapore Jurong East Pte. Ltd.	Singapore
Digital Sixth & Virginia, LLC	Delaware
Digital Sling Investor, LLC	Delaware
Digital South Price 2, LLC	Delaware
Digital Space Park JV, LLC	Delaware
Digital Space Park, LLC	Delaware
Digital Stellar Holding, LLC	Maryland
Digital Stellar Newco, LLC	Delaware
Digital Stellar Sub, LLC	Maryland
Digital Sterling Premier, LLC	Delaware
Digital Stoughton JV, LLC	Delaware
Digital Stout Holding, LLC	Delaware
Digital Titan Holding B.V.	Netherlands
Digital Titan Pty Ltd.	South Africa
Digital Tokyo 1 TMK	Japan
Digital Tokyo 2 TMK	Japan
Digital Toronto Nominee, Inc.	British Columbia
Digital Totowa, LLC	Delaware
Digital Tower Edge Investor, LLC	Delaware
Digital Tower Edge Manager, LLC	Delaware
Digital Towerview, LLC	Delaware
Digital Trade Street, LLC	Delaware
Digital UK Finco, LLC	Delaware
Digital Walsh 1 JV, LLC	Delaware
Digital Walsh 1, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Digital Walsh 2 JV, LLC	Delaware
Digital Walsh 2, LLC	Delaware
Digital Walsh Holding, LLC	Delaware
Digital Waterview, LLC	Delaware
Digital WBX 2, LLC	Delaware
Digital Western Lands, LLC	Delaware
Digital Winona JV, LLC	Delaware
Digital Winona, LLC	Delaware
Digital Winter, LLC	Delaware
Digital WL 0419, LLC	Delaware
Digital WL 1968, LLC	Delaware
Digital WL 2322, LLC	Delaware
Digital WL 2834, LLC	Delaware
Digital WL 3214, LLC	Delaware
Digital WL 5459, LLC	Delaware
Digital WL 5628, LLC	Delaware
Digital WL 9505-7891, LLC	Delaware
Digital-Bryan Street, LLC	Delaware
Digital-GCEAR1 (Ashburn), LLC	Delaware
DIgital-ME Devin Shafron E, LLC	Delaware
DIgital-ME DSE Venture, LLC	Delaware
Digital-PR Beaumeade Circle, LLC	Delaware
Digital-PR Devin Shafron E, LLC	Delaware
Digital-PR Dorothy, LLC	Delaware
Digital-PR FAA, LLC	Delaware
Digital-PR Mason King Court, LLC	Delaware
Digital-PR Old Ironsides 1, LLC	Delaware
Digital-PR Old Ironsides 2, LLC	Delaware
Digital-PR Toyama, LLC	Delaware
Digital-PR Venture, LLC	Delaware
Digital-PR Zanker, LLC	Delaware
Dipper Ventures LLC	Delaware
DLR 800 Central, LLC	Delaware
DLR LLC	Maryland
DRT Greenspoint, LLC	Delaware
DRT-Bryan Street, LLC	Delaware
DuPont Fabros Technology, L.P.	Maryland
Elk Ventures LLC	Delaware
Fawn Ventures LLC	Delaware
Fox Properties LLC	Delaware
Gazelle Ventures LLC	Delaware
GIP 7th Street Holding Company, LLC	Delaware
GIP 7th Street, LLC	Delaware
GIP Alpha General Partner, LLC	Delaware
GIP Alpha Limited Partner, LLC	Delaware
GIP Alpha, L.P.	Texas
GIP Fairmont Holding Company, LLC	Delaware
GIP Stoughton, LLC	Delaware
Global Lafayette Street Holding Company, LLC	Delaware
Global Marsh General Partner, LLC	Delaware
Global Marsh Limited Partner, LLC	Delaware
Global Marsh Member, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Global Marsh Property Owner, L.P.	Texas
Global Miami Acquisition Company, LLC	Delaware
Global Miami Holding Company, LLC	Delaware
Global Stanford Place II, LLC	Delaware
Global Webb, L.P.	Texas
Global Webb, LLC	Delaware
Global Weehawken Acquisition Company, LLC	Delaware
Global Weehawken Holding Company, LLC	Delaware
Grizzly Ventures LLC	Delaware
Hawk Ventures LLC	Delaware
Icolo Ltd (Mauritius)	Mauritius
Icolo Ltd. (Kenya)	Kenya
Icolo Mozambique, Limitada	Mozambique
Interxion B.V.	Netherlands
InterXion Belgium B.V.	Belgium
InterXion Carrier Hotel Limited	United Kingdom (England and Wales)
InterXion Consultancy Sevices B.V.	Netherlands
InterXion Croatia LLC	Croatia
InterXion Danmark ApS	Denmark
InterXion Datacenters B.V.	Netherlands
InterXion Deutschland GmbH	Germany
InterXion España S.L.U.	Spain
InterXion Europe Limited	United Kingdom (England and Wales)
InterXion France SAS	France
InterXion HeadQuarters B.V.	Netherlands
InterXion II B.V.	Netherlands
InterXion Ireland DAC	Ireland
InterXion Nederland B.V.	Netherlands
InterXion Operational B.V.	Netherlands
InterXion Österreich GmbH	Austria
InterXion Participation 1 B.V.	Netherlands
InterXion Real Estate Holding B.V.	Netherlands
InterXion Real Estate I B.V.	Netherlands
InterXion Real Estate II SARL	France
InterXion Real Estate III SARL	France
InterXion Real Estate IV B.V.	Netherlands
InterXion Real Estate IX B.V.	Belgium
InterXion Real Estate Limited	Kenya
InterXion Real Estate V B.V.	Netherlands
InterXion Real Estate VI ApS	Denmark
InterXion Real Estate VII GmbH	Austria
InterXion Real Estate VIII GmbH	Switzerland
InterXion Real Estate X B.V.	Netherlands
InterXion Real Estate XI SARL	France
InterXion Real Estate XII B.V.	Netherlands
InterXion Real Estate XIII B.V.	Netherlands
InterXion Real Estate XIV B.V.	Netherlands
InterXion Real Estate XIX GmbH	Austria
InterXion Real Estate XV S.L.U.	Spain
InterXion Real Estate XVI B.V.	Netherlands
InterXion Real Estate XVII ApS	Denmark
InterXion Real Estate XVIII B.V.	Netherlands

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

InterXion Real Estate XX SAS	France
InterXion Real Estate XXI GmbH	Switzerland
InterXion Real Estate XXII B.V.	Netherlands
InterXion Real Estate XXIII ApS	Denmark
InterXion Real Estate XXIV S.r.L.	Italy
InterXion Real Estate XXV SAS	France
InterXion Schweiz GmbH	Switzerland
InterXion Science Park B.V.	Netherlands
InterXion Sverige AB	Sweden
InterXion Telecom B.V.	Netherlands
InterXion Telecom Ltd.	United Kingdom (England and Wales)
InterXion Telecom S.r.L.	Italy
InterXion Trademarks B.V.	Netherlands
InterXion Trading B.V.	Netherlands
Lamda Hellix S.A.	Greece
Lemur Properties LLC	Delaware
Loudoun Exchange Owners Association, Inc.	Virginia
MC Digital Realty Inc.	Japan
Medallion Data Centres Limited	Nigeria
Mercury Holdings SG Pte. Ltd.	Singapore
Mercury India SG FDI Pte. Ltd.	Singapore
Mercury India SG FPI Pte. Ltd.	Singapore
Moose Ventures LP	Delaware
Moran Road Partners, LLC	Delaware
Nova DC Fee Owner GP, LLC	Delaware
Nova DC Fee Owner, L.P.	Delaware
Nova DC Funding , L.P.	Delaware
Nova DC Funding GP, LLC	Delaware
Nova DC Holdings GP LLC	Delaware
Nova DC Holdings, L.P.	Delaware
Nova DC Mezz Owner GP, LLC	Delaware
Nova DC Mezz Owner, L.P.	Delaware
Nova DC TRS, L.L.C.	Delaware